ALPHAMARK LARGE CAP GROWTH FUND (AMLCX)
ALPHAMARK SMALL CAP GROWTH FUND (AMSCX)

Investment Portfolios of
ALPHAMARK INVESTMENT TRUST

Statement of Additional Information
December 30, 2013
Revised April 16, 2014

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for AlphaMark Investment Trust (the “Trust”) dated December 30, 2013, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.  Copies of the Prospectus may be obtained without charge, upon request, by writing the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-866-420-3350.

TABLE OF CONTENTS

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS	2
INVESTMENT RESTRICTIONS	11
CALCULATION OF NET ASSET VALUE	13
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	13
SPECIAL SHAREHOLDER SERVICES	14
MANAGEMENT OF THE TRUST	15
INVESTMENT ADVISOR	21
PORTFOLIO TRANSACTIONS	23
DISTRIBUTION PLAN	24
OTHER SERVICE PROVIDERS	25
GENERAL INFORMATION	28
ADDITIONAL TAX INFORMATION	32
PERFORMANCE INFORMATION	35
FINANCIAL STATEMENTS	38
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES	39

The Trust is an open-end management investment company which currently offers two investment portfolios: AlphaMark Large Cap Growth Fund and AlphaMark Small Cap Growth Fund (individually, a “Fund” and collectively, the “Funds”).  The Funds’ investments are managed by AlphaMark Advisors, LLC (the “Advisor”).  For further information on the Funds, please call 1-866-420-3350.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

Information contained in this Statement of Additional Information expands upon information contained in the Funds’ Prospectus.  No investment in shares of the Funds should be made without first reading the Prospectus.

Preferred Stock, Warrants and Rights.  Each Fund may invest in preferred stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.  Preferred stocks may include the obligation to pay a stated dividend.  The price of preferred stocks could depend more on the size of the dividend than on the company’s performance.  If a company fails to pay the dividend, its preferred stock is likely to drop in price.  Changes in interest rates can also affect the price of preferred stocks.

Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time.  Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders.  The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.  Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Foreign Securities.  Subject to its investment policies and quality standards, each Fund may invest in securities of foreign issuers through the purchase of American Depositary Receipts (“ADRs”).  ADRs are receipts that evidence ownership of underlying securities issued by a foreign issuer.  ADRs are generally issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. Exchanges.  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  ADRs, in registered form, are designed for use in the U.S. securities markets.

Investments in ADRs involve risks that are different in some respects from an investment in U.S. domestic issuers.  ADRs are subject to risks similar to those associated with direct investments in foreign securities.  The performance of foreign markets does not necessarily track

U.S. markets.  Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S.  Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S.  Settlement practices may include delays and may differ from those customary in U.S. markets.  Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty in enforcing legal rights outside the U.S.  In addition, the Funds may invest in sponsored or unsponsored ADRs.  The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security.

Debt Securities.  The Funds may invest in corporate debt securities and U.S. Government obligations. Corporate securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer.  A debt instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security’s issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. In the case of corporate debt, the Funds will normally purchase investment grade securities, meaning securities rated Baa by Moody’s Investors Service, Inc. or BBB or better by Standard & Poor’s, or any similar rating by any national recognized statistical rating organization (“NRSRO”).

 “U.S. Government obligations” include securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government.  U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds.  Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S.

Treasury.  In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment.  U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

When-Issued Securities and Forward Commitments.  Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.  In purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.

In connection with these investments, a Fund will direct its custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased.  When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account.  If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund’s commitments to purchase securities on a when-issued basis.  The purpose and effect of such maintenance is to prevent a Fund from gaining investment leverage from when-issued transactions.  To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Advisor deems it appropriate.  In such a case the Fund could incur a short-term gain or loss.

Exchange Traded Funds and Other Similar Instruments.  Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Funds.  An ETF is an investment company that is registered under the Investment Company Act of 1940 (the “1940 Act”) and that holds a portfolio of common stocks designed to track the performance of a particular index or sector of an index.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day.

Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations pursuant to orders for exemptive relief granted by the Securities and Exchange Commission (the “SEC”), in which case they will not be subject to any such investment limitation.  Instruments the Funds may purchase that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group.  These securities may also be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs, are not registered as investment companies under the 1940 Act.  Such securities may also be exchange traded, but because they are not registered as investment companies, they are not subject to the percentage investment limitations imposed by the 1940 Act.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF.  In addition, ETFs are subject to the following risks that do not apply to conventional funds:  (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily.  ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund will pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions.  As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low.  ETFs do not charge initial sales loads or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Description of Money Market Instruments.  Money market instruments may be purchased for temporary defensive purposes, in an amount up to 100% of a Fund’s assets, when the Advisor believes the prospect for capital appreciation in the equity securities markets is not attractive. In addition, money market instruments will typically represent a portion of each Fund’s portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Funds. Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds.  Money market instruments also may include Bankers’ Acceptances, Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, Variable Amount Demand Master Notes (“Master Notes”) and shares of money market investment companies.

Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When a Fund acquires a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  CDs acquired by the Fund would generally be in amounts of $100,000 or more.  Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any NRSRO or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Advisor’s assessment.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the custodian, acting as administrator thereof.  The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.  The Funds may invest in shares of money market investment companies to the extent permitted by the 1940 Act.

Repurchase Agreements.  The Funds may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, a Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the Advisor deems creditworthy, subject to the seller’s agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, a Fund has the right to sell the collateral and recover the amount due from the seller.  However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements.  A reverse repurchase agreement requires a Fund to sell a security in exchange for cash and then enter into an agreement to repurchase the security at a specified future date and price. The Fund generally would retain the right to interest and principal payments on the security. If the Fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the Fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the Fund’s portfolio securities.  Reverse repurchase agreements are also considered a form of borrowing.

Illiquid Securities.  Each Fund may invest in illiquid securities, but will limit its investment in illiquid securities to no more than 15% of its net assets.  Illiquid securities generally include: (i) both domestic and foreign securities that are not readily marketable such as private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, (iii) repurchase agreements and time deposits not terminable within seven days, (iv) certain municipal leases and participation interests, (v) certain stripped mortgage-backed securities, and (vi) certain structured securities and all swap transactions.

Certain restricted securities are illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called ‘‘4(2) commercial paper’’ or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (‘‘144A Securities’’).  Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

A Fund, if it invests in securities for which there is no ready market, may not be able to readily sell such securities.  Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate.  The sale price of illiquid securities may be lower or higher than the Advisor’s most recent estimate of their fair market value.  Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded.

Short Sales.  Each Fund may sell a security short in anticipation of a decline in the market value of the security.  When a Fund engages in a short sale, it sells a security which it does not own.  To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer.  The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.  The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a profit if the security declines in price between those dates.

In connection with its short sales, each Fund will be required to maintain a segregated account with its custodian of cash or high grade liquid assets equal to the current market value of the securities sold short, less any collateral deposited with its broker (not including the proceeds from the short sales).  Each Fund will limit its short sales so that no more than 25% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account.  However, the segregated account and deposits will not necessarily limit a Fund’s potential loss on a short sale, which is unlimited.

Each Fund may also sell a security short “against the box,” which means that the Fund sells a security that it owns, or has the right to obtain without payment of further consideration.  The borrowing and segregated account provisions described above do not apply to short sales against the box.

Option Transactions.   Each Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in options, futures contracts and options on such futures contracts currently imposed by the provisions of the 1940 Act applicable to the issuance of senior securities.  Additionally, the Funds have claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”).  Therefore, the Funds are not subject to regulation or registration as a commodity pool operator under the CEA.

Each Fund may engage in option transactions involving individual stocks.  An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option.  The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security.  A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option.  Options are traded on organized exchanges and in the over-the-counter market.  Call options on securities which a Fund sells (writes) will be covered or secured, which means that the Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or, to the extent it does not hold the security, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily).   When a Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. Government obligations or to deposit assets in escrow with the custodian.

The writing of options involves certain risks.  When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline.  In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written.  Further, the total premium paid for any option purchased by a Fund may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well.  Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  A Fund may sell options with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in a Fund’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options.  There is no assurance a liquid secondary market will exist for any particular options at any particular time.  Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price.  In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions.  If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value.  As a result, the Fund’s access to other assets held to cover its options positions could also be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options.  By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price.  In return for this right, the purchaser pays the current market price for the option (known as the option premium).  Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts.  The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option.  If the option is allowed to expire, the purchaser will lose the entire premium.  If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price.  A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially.  However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser.  In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it.  The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price.  If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.  When writing an option on a futures contract, a Fund will be required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Risks of Options.  The purchase and sale of options involve risks different from those involved with direct investments in securities and also require different skills from the portfolio manager in managing the Funds’ portfolios of investments.  While utilization of options and similar instruments may be advantageous to a Fund, if the portfolio manager is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments.  It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options used.  It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options markets.  In addition, a Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its yield.  The Funds may purchase and write both over-the-counter and exchange traded options.

Borrowing Money.  Each Fund does not intend to borrow money for the purpose of purchasing securities, but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes.  Borrowing involves the creation of a liability that requires a Fund to pay interest.  The risks of borrowing include a higher volatility of the net asset value of a Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing.  The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if a Fund had not borrowed money.  In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Lending of Portfolio Securities.  In order to generate additional income, each Fund may, from time to time, lend its portfolio securities in an amount up to one-third of the Fund’s total assets to broker-dealers, banks or institutional borrowers of securities. A Fund must receive collateral, in the form of cash or U.S. government securities, equal to at least 100% of the value of the loaned securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment.  With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.  In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral.  A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor has determined are creditworthy under guidelines established by the Trustees.  At such time as a Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

Portfolio Turnover.  The portfolio turnover rate for each Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. Portfolio turnover rates for each Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to a Fund’s shareholders.  The Advisor does not anticipate that each Fund’s annual portfolio turnover rate will exceed 150%.  During the fiscal years ended August 31, 2013, 2012, and 2011, the portfolio turnover rates of AlphaMark Large Cap Growth Fund were 40%, 52%, and 47%, respectively, and the portfolio turnover rates of AlphaMark Small Cap Growth Fund were 113%, 117%, and 111%, respectively.

INVESTMENT RESTRICTIONS

The investment limitations described below have been adopted by the Trust with respect to each Fund as “fundamental,” i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund.  As used in the Prospectus and this Statement of Additional Information, the term “majority” of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.  See the Prospectus for more information on each Fund’s non-fundamental investment objective and investment strategies.

1.           Borrowing Money.  Each Fund may not engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

2.           Senior Securities.  Each Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.           Underwriting.  Each Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4.           Real Estate.  Each Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate.  This limitation does not preclude a Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.           Commodities.  Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.           Loans.  Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

7.           Concentration.  Each Fund will not invest 25% or more of its total assets in a particular industry.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to any percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to percentage restrictions relative to the borrowing of money.

CALCULATION OF NET ASSET VALUE

The net asset value of shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of computing the net asset value of each Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open.  Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded.  If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day.  NASDAQ listed securities are valued at the NASDAQ Official Closing Price.  If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ.  Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the mean of the closing bid and ask prices.  Options traded on national securities exchanges are valued at the last quoted sale price or, in the absence of a sale, at the mean of their closing bid and ask prices.  In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees of the Trust.  Options will similarly be valued at their fair value determined as of the close of the NYSE if significant announcements or events affecting the market value of options occur subsequent to the NYSE close but prior to the close of options trading.  Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.  One or more pricing services may be utilized to determine the fair value of securities held by the Funds.  The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each Fund are offered for sale on a continuous basis. Shares of each Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.

Each Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

Each Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but has committed to pay in cash all redemption requests by a shareholder of record, limited in amount with respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Funds.  In this event, the securities would be valued in the same manner as a Fund’s net asset value is determined.  If the recipient sold such securities, brokerage charges would be incurred.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, each Fund offers the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish.  When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan.  The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Funds’ transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

Automatic Withdrawal Plan.  Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan.  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month or quarter as specified).  Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are available by calling the Funds at 1-866-420-3350.  Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  Costs in conjunction with the administration of the plan are borne by the Funds.  Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses.  The Automatic Withdrawal Plan may be terminated at any time by the Funds upon thirty days written notice or by a shareholder upon written notice to the Funds.  Applications and further details may be obtained by calling the Funds at 1-866-420-3350, or by writing to:

The AlphaMark Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration.  To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein.  Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Transfer Agent.

MANAGEMENT OF THE TRUST

Overall responsibility for management of the Trust rests with its Trustees, who are elected by the Trust’s shareholders.  The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office.  The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations.  The officers are elected annually.  Certain officers of the Trust also may serve as a Trustee.

The Trust is managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts.  There are currently four Trustees, three of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”).  The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees.  Officers of the Trust, except for the Chief Compliance Officer, receive no compensation from the Trust for performing the duties of their offices.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Year of Birth and Address	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Funds in Trust Overseen by Trustee
Interested Trustee:
*Michael L. Simon (1967) 250 Grandview Drive Suite 175 Fort Mitchell, KY 41017	Since July 2008	President and Trustee	Founder, President and Chief Investment Officer of AlphaMark Advisors, LLC (the Funds’ investment adviser)	2
Independent Trustees:
John W. Hopper, Jr. (1960) 250 Grandview Drive Suite 175 Fort Mitchell, KY 41017	Since September 2008	Chairman and Trustee	Managing Director of Link-age Ventures (a venture fund focused on the senior living space) from November 2013 to present; Chief Investment Officer of the Ziegler Link-Age Longevity Fund, L.P. ( a private equity fund focused on the senior living space) from February 2014 to present; Partner of Silverstone Advisors, LLC (a boutique investment banking and consulting firm) from 2008 to November 2013	2
C. Christopher Muth (1955) 250 Grandview Drive Suite 175 Fort Mitchell, KY 41017	Since September 2008	Trustee	Partner of Dinsmore & Shohl LLP (law firm); prior to April 2010, Member of Greenebaum Doll & McDonald PLLC (law firm)	2
T. Brian Brockhoff (1964) 250 Grandview Drive Suite 175 Fort Mitchell, KY 41017	Since September 2008	Trustee	Principal of Bailey Capital Partners, Inc. (mortgage banker)	2
Executive Officers:
Christian A. Lucas (1972) 250 Grandview Drive Suite 175 Fort Mitchell, KY 41017	Since July 2008	Vice President	Member/Owner of AlphaMark Advisors, LLC
Robert G. Dorsey (1957) 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	Since July 2008	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

Theresa M. Bridge (1969) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since July 2013	Treasurer	Vice President and Mutual Fund Controller of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Wade R. Bridge (1968) 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	Since May 2011	Secretary	Director of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Anne M. Haggerty (1961) 250 Grandview Drive Suite 175 Fort Mitchell, KY 4101	Since March 2009	Chief Compliance Officer	Director of Operations and Chief Compliance Officer of AlphaMark Advisors, LLC

*	Mr. Simon, as an affiliated person of the Advisor, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of four Trustees, three of whom are Independent Trustees.  The Board is responsible for the oversight of the Trust.  The Board is responsible for overseeing the Advisor and the Trust’s other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Independent Trustees have engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board has appointed John W. Hopper, Jr. as the Independent Chairman.  Mr. Hopper is considered to be a “non-interested person” of the Trust within the meaning of the 1940 Act.  As Independent Chairman, Mr. Hopper has the opportunity to review and help set the agenda for each Board meeting.  Mr. Hopper may preside at each Board meeting and, as necessary, may act as the Board’s liaison with the various service providers.

The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Mr. Hopper as Independent Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics.  The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committees.  The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) the appointment, retention and oversight of the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; and (iv) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act.  Messrs. Hopper, Muth and Brockhoff are the members of the Committee of Independent Trustees.  The Committee of Independent Trustees met twice during the fiscal year ended August 31, 2013.

Qualifications of the Trustees.  The Committee of Independent Trustees reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisor, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

• Michael L. Simon, CFA has served as President and Chief Investment Officer of the Advisor since 1999.  He holds a B.S. degree in Accounting from Northern Kentucky University and an MBA from Xavier University.  He is a Certified Public Accountant and a Chartered Financial Analyst and has worked in the financial analysis and investment fields since 1991.  Mr. Simon has served as President and Trustee of the Trust since 2008. The Board has concluded that Mr. Simon is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

• John W. Hopper, Jr. serves as Chief Investment Officer of the Ziegler Link-Age Longevity Fund, L.P., a private equity fund focused on the senior living space, since February 2014.  Mr. Hopper also serves as Managing Director of Link-age Ventures, a venture fund focused on the senior living space, since November 2013.  Prior to November 2013, Partner of Silverstone Advisors, LLC, a boutique investment banking and consulting firm.  He received his J.D. degree from The Ohio State University College of Law, where he served as Editor-in-Chief of the Ohio State University College of Law Journal on Dispute Resolution. Mr. Hopper also has an MBA from the University of Pittsburgh and an undergraduate degree from Mount Union College, with majors in Economics and Finance.  He has also served as a board member for various non-profit organizations.  Mr. Hopper has been a Trustee of the Trust since 2008. The Board has concluded that Mr. Hopper is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, his legal experience, his experience on other boards and his academic background.

• C. Christopher Muth has been a partner with Dinsmore & Shohl LLP (law firm) since April 2010 and from September 1990 until May 1999.  From May 1999 to April 2010, Mr. Muth was a

Partner of Greenbaum, Doll & McDonald PLLC (law firm).  Mr. Muth has also served as the Chief Financial Officer of Seven Hills Food since June 2011.  He has also been a member of the Jameson Group, a real estate development and leasing firm, since January 2008.  Mr. Muth has also served as a Director of Why Not Lease It (an on-line furniture, electronics and appliance leasing service) since 2012.  He holds a J.D. degree from the Chicago-Kent College of Law and  earned a B.B.A. degree in Accounting (magna cum laude) from the University of Cincinnati.  The Board has concluded that Mr. Muth is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his past business and legal experience and his academic background.

• T. Brian Brockhoff has been a Principal of Bailey Capital Partners, Inc. since November 2005.  Prior to November 2005, he was a Senior Vice President and Partner with UBS Financial Services Group.  Mr. Brockhoff holds a B.S. in Accountancy from Miami (Ohio) University.  He currently serves as a board member for multiple civic organizations.  Mr. Brockhoff has been a Trustee of the Trust since 2008. The Board has concluded that Mr. Brockhoff is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, his experience on other boards and his academic background.

Risk Oversight.  An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The Funds are subject to a number of risks, such as investment risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the Advisor and the other service providers have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board exercises oversight of the risk management process through the Board itself and through its Committee of Independent Trustees.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Advisor and the Trust, including the Trust’s Chief Compliance Officer, to regularly report to the Board and the Committee of Independent Trustees on a variety of matters, including matters relating to risk management.  The Board and the Committee of Independent Trustees receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s Chief Compliance Officer, outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives an annual written report from the Trust’s Chief Compliance Officer regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.

The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Funds, including their investment performance, as well as reports regarding the valuation of the Funds’ securities.  In addition, in its annual review of each Fund’s investment advisory agreement, the Board reviews information provided by the Advisor relating to its operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Although the risk management policies of the Advisor and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the Advisor and other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of each Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2012.

Name of Trustee	Dollar Range of Large Cap Growth Fund Shares Owned by Trustee	Dollar Range of Small Cap Growth Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen By Trustee
Michael L. Simon, CFA	$10,001 – $50,000	$10,001 – $50,000	$50,001 – $100,000
Independent Trustees:
John W. Hopper, Jr.	None	None	None
C. Christopher Muth	None	$10,001 – $50,000	$10,001 – $50,000
T. Brian Brockhoff	None	None	None

Trustee Compensation.  No director, officer or employee of the Advisor or the Funds’ principal underwriter receives any compensation from the Funds for serving as an officer or Trustee of the Trust.  The Chief Compliance Officer for the Trust is an employee of the Advisor.  Each Fund reimburses the Advisor $6,000 annually for the services provided by the CCO to the Trust.  Each Trustee who is not an affiliated person of the Trust receives an annual retainer of $2,000 and a fee of $500 for each Board meeting attended, plus reimbursement of travel and other expenses incurred in attending meetings.  The following table shows the compensation paid to each Trustee with respect to the fiscal year ended August 31, 2013:

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation for Services to the Trust and Fund Complex
Michael L. Simon, CFA	$ 0	$ 0	$ 0	$ 0
John W. Hopper, Jr.	$3,500	$ 0	$ 0	$3,500
C. Christopher Muth	$4,000	$ 0	$ 0	$4,000
T. Brian Brockhoff	$4,000	$ 0	$ 0	$4,000

INVESTMENT ADVISOR

AlphaMark Advisors, LLC (the “Advisor”), 250 Grandview Drive, Fort Mitchell Kentucky, 41017, serves as investment advisor to each Fund pursuant to an investment advisory agreement dated as of September 2, 2008 (“Advisory Agreement”).  The Advisor was founded in 1999 and is registered with the SEC as an investment advisor.  The Advisor is controlled by Michael L. Simon. As an affiliate of the Advisor, Mr. Simon may directly or indirectly receive benefits from the advisory fees paid to the Advisor.  Subject to each Fund’s investment objective and policies approved by the Trustees of the Trust, the Advisor is responsible for providing a continuous program of investing each Fund’s assets and determining the composition of each Fund’s portfolio.

Each Fund pays the Advisor a monthly fee computed at the annual rate of 1% of its average daily net assets.  During the fiscal year ended August 31, 2013, AlphaMark Large Cap Growth Fund and AlphaMark Small Cap Growth Fund accrued investment advisory fees of $185,283 and $188,155, respectively; however, the Advisor reduced its fees and/or reimbursed other operating expenses in the total amount of $99,013 with respect to AlphaMark Large Cap Growth Fund and $99,880 with respect to AlphaMark Small Cap Growth Fund. During the fiscal year ended August 31, 2012, AlphaMark Large Cap Growth Fund and AlphaMark Small Cap Growth Fund accrued investment advisory fees of $160,658 and $173,938, respectively; however, the Advisor reduced its fees and/or reimbursed other operating expenses in the total amount of $98,308 with respect to AlphaMark Large Cap Growth Fund and $98,929 with respect to AlphaMark Small Cap Growth Fund.  During the fiscal year ended August 31, 2011, AlphaMark Large Cap Growth Fund and AlphaMark Small Cap Growth Fund accrued investment advisory fees of $157,991 and $153,941, respectively; however, the Advisor reduced its fees in the total amount of $92,515 with respect to AlphaMark Large Cap Growth Fund and $98,245 with respect to AlphaMark Small Cap Growth Fund.

The Advisor has contractually agreed, until December 31, 2014, to reduce its investment advisory fees and to absorb other operating expenses to the extent necessary to limit each Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to 1.50% of its average daily net assets.  Any such fee reductions by the Advisor, or payments by the Advisor of expenses which are a Fund’s obligation, are subject to repayment by such Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the rate of 1.50% per annum, and provided further that the fees and expenses which are the subject of the repayment were incurred within 3 years of the repayment.  As of August 31, 2013, the Advisor may in the future recover fee reductions and expense reimbursements totaling $289,836 and $297,054 from AlphaMark Large Cap Growth Fund and AlphaMark Small Cap Growth Fund, respectively. The Advisor may recover a portion of these amounts no later than the dates indicated below:

Expires	AlphaMark Large Cap Growth Fund	AlphaMark Small Cap Growth Fund

August 31, 2014	92,515	98,245
August 31, 2015	98,308	98,929
August 31, 2016	99,013	99,880
	$289,836	$297,054

           Unless sooner terminated, each Fund’s Advisory Agreement shall continue in effect for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose.  Each Fund’s Advisory Agreement is terminable at any time on 60 days’ prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Advisor.  Each Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Advisory Agreements provide that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Funds in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Manager

Each Fund is managed by Michael L. Simon, CFA (the “Portfolio Manager”).

Other Accounts Managed (as of August 31, 2013)

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
Michael L. Simon	Registered Investment Companies:	0	$ 0	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	95	$110.6 million	0	$ 0

Potential Conflicts of Interest

The Portfolio Manager’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other.  A potential conflict of interest may arise where another account has the same investment objective as a Fund, whereby the

Portfolio Manager could favor one account over another.  Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of a Fund.  However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation

Compensation of the Portfolio Manager includes a fixed salary paid by the Advisor plus the profits of the Advisor.  The profitability of the Advisor is primarily dependent upon the value of accounts under management, including the Funds.  However, compensation is not directly based upon the Funds’ performance or on the value of the Funds’ assets.

Ownership of Fund Shares

The following table indicates the dollar range of shares of the Funds beneficially owned by the Portfolio Manager as of August 31, 2013:

Portfolio Manager	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Beneficially Owned
Michael L. Simon	AlphaMark Large Cap Growth Fund AlphaMark Small Cap Growth Fund	None None

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreements, the Advisor determines, subject to the general supervision of the Trustees of the Trust and in accordance with each Fund’s investment objective, policies and restrictions, which securities are to be purchased and sold by the Funds and which brokers are used to execute the Funds’ portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

During the fiscal years ended August 31, 2013, 2012, and 2011, AlphaMark Large Cap Growth Fund paid brokerage commissions of $4,470, $4,747 and $5,456, respectively, and AlphaMark Small Cap Growth Fund paid brokerage commissions of $19,559, $19,189 and $20,737, respectively.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Advisor in its best judgment and in a manner deemed fair and reasonable to the Funds and their shareholders.  The primary consideration is prompt execution of orders in an effective manner at the most favorable price.  Subject to this consideration, brokers who provide investment research to the Advisor may receive orders for transactions on behalf of the Funds.  Information so received is in addition to and not in lieu of services required to be performed by the Advisor and does not reduce the fees payable to the Advisor by the Funds.  Such information may be useful to the Advisor in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Advisor in carrying out its obligations to the Funds.  While the Advisor generally seeks competitive commissions, the Funds may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Consistent with the foregoing, under Section 28(e) of the Securities Exchange Act of 1934, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians and other providers.  Research may be received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases.  In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e., not related to the making of investment decisions).  Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Advisor or the Funds’ principal underwriter.

DISTRIBUTION PLAN

As stated in the Prospectus, each Fund has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which permits it to pay for expenses incurred in the distribution and promotion of its shares.  Under the terms of the Plan, the Funds may pay for various expenses incurred in connection with the distribution of shares, including payments to securities dealers and others who are engaged in the sale of shares, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, or in connection with shareholder support services which the Funds may reasonably request and which are not otherwise provided by the Funds’ transfer agent. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of each Fund’s average daily net assets.  Unreimbursed expenses will not be carried over from year to year, nor will the Funds have any obligation for unreimbursed expenses upon termination of the Plan.  During the fiscal year ended August 31, 2013, AlphaMark Large Cap Growth Fund and AlphaMark Small Cap Growth Fund incurred distribution expenses under the Plan of $46,321 and $47,039, respectively, which expenses were primarily used to pay the fees of the Funds’ principal underwriter and to compensate other broker-dealers for the sale or retention of Fund shares.

The continuance of the Plan must be specifically approved at least annually by a vote of the Trust’s Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the “Independent Trustees”) at a meeting called for the purpose of voting on such continuance.  The Plan may be terminated by a Fund at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of such Fund.  In the event the Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date.  The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval.  All material amendments to the Plan must be approved by a vote of the Trust’s Board of Trustees and by a vote of the Independent Trustees.

In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.  The Board of Trustees believes that expenditure of assets for distribution expenses under the Plan should assist in the growth, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies.  The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan.  There can be no assurance that the benefits anticipated from the expenditure of assets for distribution will be realized.  While the Plan is in effect, all amounts spent pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review.  In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

By reason of his controlling interest in the Advisor, Michael L. Simon may be deemed to have a financial interest in the operation of the Plan.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Funds pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Funds (other than those performed by the Advisor under the Advisory Agreement).  Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be sent to each Fund’s shareholders and arranges for the printing and dissemination of such reports;

--	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--	files each Fund’s federal income and excise tax returns and each Fund’s state and local tax returns;

--	assists and advises each Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

--	makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts.  Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

As Transfer Agent, Ultimus performs the following services in connection with each Fund’s shareholders: maintains records for the Funds’ shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from each Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.  Effective August 1, 2012, each Fund pays to Ultimus a monthly fee at the annual rate of 0.10% of its average daily nets assets up to $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets in excess of $500 million; subject to a minimum monthly fee of $2,000.  Prior to August 1, 2012, each Fund paid Ultimus a monthly at the annual rate of 0.15% of a Fund’s average daily net assets; subject, to a monthly minimum of

$2,000 per Fund.  The fee payable by each Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rate of 0.01% of a Fund’s average daily net assets up to $500 million and 0.005% of such assets over $500 million.  Certain discounts applied to the Administrator fees and the Fund Accountant fees through December 31, 2011.  The fee payable by each Fund to Ultimus as Transfer Agent is at the annual rate of $20 per shareholder account, subject to a minimum fee of $1,500 per month.  Certain discounts apply to the Transfer Agent fees if a Fund has less than 100 shareholders.

During the fiscal year ended August 31, 2013, Ultimus received fees from AlphaMark Large Cap Growth Fund of $24,000 in its capacity as Administrator, $31,866 in its capacity as Fund Accountant and $12,000 in its capacity as Transfer Agent.  During the fiscal year ended August 31, 2012, Ultimus received fees from AlphaMark Large Cap Growth Fund of $23,092 in its capacity as Administrator, $30,031 in its capacity as Fund Accountant and $12,000 in its capacity as Transfer Agent.  During the fiscal year ended August 31, 2011, Ultimus received fees from AlphaMark Large Cap Growth Fund of $20,986 in its capacity as Administrator, $26,840 in its capacity as Fund Accountant and $12,000 in its capacity as Transfer Agent.

During the fiscal year ended August 31, 2013, Ultimus received fees from AlphaMark Small Cap Growth Fund of $24,000 in its capacity as Administrator, $31,886 in its capacity as Fund Accountant and $12,000 in its capacity as Transfer Agent. During the fiscal year ended August 31, 2012, Ultimus received fees from AlphaMark Small Cap Growth Fund of $24,778 in its capacity as Administrator, $30,163 in its capacity as Fund Accountant and $12,000 in its capacity as Transfer Agent.  During the fiscal year ended August 31, 2011, Ultimus received fees from AlphaMark Small Cap Growth Fund of $21,169 in its capacity as Administrator, $26,815 in its capacity as Fund Accountant and $12,000 in its capacity as Transfer Agent.

Unless otherwise terminated as provided therein, the Service Agreements are renewed automatically for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Funds.  The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares.  Shares of the Funds are offered to the public on a continuous basis.  The Distributor receives compensation of $6,000 annually for its services to the Trust under a written agreement for such services.  The Distributor is an affiliate of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

Chief Compliance Officer

Anne M. Haggerty, an employee of the Advisor, serves as the Trust’s Chief Compliance Officer.  Each Fund reimburses the Advisor $6,000 annually for the services provided to the Trust by the Chief Compliance Officer.

Custodian

U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Funds pursuant to a Custody Agreement.  The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments.

Independent Registered Public Accounting Firm

The Trust has selected Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Cleveland, Ohio 44115, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Funds for the fiscal year ending August 31, 2014.

Legal Counsel

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Trust’s Independent Trustees.

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on July 31, 2008. The Trust’s Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes.  In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class.  Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder.  If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

Shares of each Fund, when issued, are fully paid and non-assessable.  Shares have no subscription, preemptive or conversion rights.  Shares do not have cumulative voting rights.  Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held.  Shareholders of all series and classes of the Trust, including the Funds, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class.  However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

Trustee Liability

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Code of Ethics

The Trust, the Advisor and the Distributor have each adopted a Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds’ planned portfolio transactions.  Each of these parties monitors compliance with its Code of Ethics.

Proxy Voting Policies and Procedures

The Trust and the Advisor have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Advisor are attached to this Statement of Additional Information as Appendix A.  Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-866-420-3350, or on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.  The Trust’s

Chief Compliance Officer (“CCO”) is responsible for monitoring the use and disclosure of information relating to portfolio securities.  Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Advisor and the Distributor in connection with their personal securities transactions; the adoption by the Advisor and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Officers that requires the chief executive officer and chief financial officer of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.  The policies provide that the Trust and the Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

•
Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).

•
Information regarding Portfolio Securities as of the end of the most calendar quarter, and other information regarding the investment activities of the Funds during such quarter, is generally posted to the Funds website (www.alphamarkfunds.com) within 10 business days of the end of the calendar quarter.  This information is available to the general public.

•
Information regarding Portfolio Securities as of the end of the most recent month, and other information regarding the investment activities of the Funds during such month, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds.  Currently, the Funds are providing portfolio information to three different rating or ranking organizations. These organizations offer various services to investors.

The following table sets forth the organizations that are currently receiving non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, security description, shares/par, market value, coupon rate and maturity	Provided monthly, with a 10-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, security description, shares/par	Provided monthly, with a 10-day lag. No formal conditions or restrictions. Lipper has	None

indicated that it will not trade based on a Fund’s portfolio information, and it prohibits its employees from any such trading.
Bloomberg L.P.	CUSIP, shares/par, market value
Provided monthly, with a 10-day lag.  No formal conditions or restrictions.  Bloomberg has indicated that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None

•	The CCO may approve the disclosure of holdings of or transactions in Portfolio Securities of a Fund that is made on the same basis to all shareholders of the Fund.

•
The Trust’s policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Advisor or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which the Funds purchase and sell Portfolio Securities. Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Advisor	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Ethical
Auditor	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers and typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place – printer/typesetter would typically not receive portfolio information until at least 30 days old
Broker/dealers through which a Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to a Fund’s entire portfolio	Contractual and Ethical

Such disclosures may be made without approval of the CCO because the Board of Trustees has determined that each Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

•
The CCO may approve other arrangements under which information relating to Portfolio Securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), may be disclosed.  The CCO shall approve such an arrangement only if he or she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Funds or any shareholder of the Funds.  The CCO must inform the Board of Trustees of any such arrangements that are approved by the CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•
Neither the Advisor nor the Trust (or any affiliated person, employee, officer, trustee or director of the Advisor or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

Principal Holders of Fund Shares

As of December 9, 2013, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Funds:

AlphaMark Large Cap Growth Fund

Investor name and address	Number of Shares	% of Fund Shares	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, California 94104	1,153,022.135	96.98%	Record

AlphaMark Small Cap Growth Fund

Investor name and address	Number of Shares	% of Fund Shares	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, California 94104	1,139,966.718	97.23%	Record

As of December 9, 2013, the Trustees and officers of the Trust owned in the aggregate less than 1% of the outstanding shares of each Fund.

ADDITIONAL TAX INFORMATION

Each Fund has qualified and intends to continue to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986 (the “Code”).  Qualification generally will relieve a Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with the Code.  Depending on the extent of the Funds’ activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of these states or localities.  If for any taxable year a Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals.

Among the requirements to qualify as a RIC, a Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income.  In addition to this distribution requirement, a Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts)derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

Based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for a failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimus exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses arising in taxable years beginning on or before December 31, 2010 may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  Capital losses arising in taxable years beginning after December 31, 2010 may be carried forward indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year.  Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years.  Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”).  Under current tax law, Qualified Dividends are taxable at long-term capital gains tax rates.  The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels.  Currently, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $400,000 ($450,000 for married taxpayers, $425,000 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends.  Taxpayers that are not in the new highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time.

It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period.  The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Funds that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders.  A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted.  Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.  Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Any loss arising from the sale or redemption of shares of a Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares.  For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.”  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds.  A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure.  Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Funds.

Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning.  Accordingly, potential shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; these laws and regulations may be changed by legislative or administrative action.

PERFORMANCE INFORMATION

From time to time, performance information for each Fund showing its average annual total returns may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance.  Average annual total return of a Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations.  Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming reinvestment of any dividends or capital gains distributions) and annualizing the result.

Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions.  Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of a Fund will not be included in performance calculations.  These fees, if charged, will reduce the actual performance from that quoted.  If the Advisor voluntarily waives all or a part of its fees, the total return of a Fund will be higher than it would be in the absence of such voluntary waiver.

Calculation of Average Annual Total Returns

Average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund rather than paid to the investor in cash.  Average annual total returns will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.  Each Fund’s average annual returns for periods ended August 31, 2013 are:

	1 Year	Since Inception*
Large Cap Growth Fund	19.29%	12.77%
Small Cap Growth Fund	12.88%	13.43%

* Inception of each Fund was October 31, 2008

Each Fund may also quote average annual total returns over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Other Quotations of Total Return

Each Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return.  A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  For the period from inception (October 31, 2008) through August 31, 2013, the total return of AlphaMark Large Cap Growth Fund was 78.73% and the total return of AlphaMark Small Cap Growth Fund was 83.83%.  A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return.  A nonstandardized quotation of total return will always be accompanied by a Fund’s average annual total returns as described above.

Performance Comparisons

Advertisements, sales materials and shareholder reports may compare the performance of a Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Standard & Poor’s, Barclays Capital, Morgan Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index.  Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron’s, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today.  In addition to performance information, general information about a Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

From time to time, the Funds (or the Advisor) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Funds may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications.  These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Funds.

Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund’s historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund’s investment objective category or class.  The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

FINANCIAL STATEMENTS

The financial statements of the Funds, which have been audited by Cohen Fund Audit Services, Ltd., are incorporated herein by reference to the annual report of the Trust dated August 31, 2013.

APPENDIX A:  PROXY VOTING POLICIES AND PROCEDURES

Pursuant to rules established by the Securities and Exchange Commission (the “Commission”), under the Investment Company Act of 1940, as amended, the Board of Trustees of AlphaMark Investment Trust (the “Trust”) has adopted the following formal, written guidelines for proxy voting by the Trust.  The Board of Trustees of the Trust oversees voting policies and decisions for each series of the Trust (the “Funds”).

Each Fund exercises its proxy voting rights with regard to the companies in the Fund’s investment portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.

In general, the Board of Trustees of the Trust believes that each Fund’s investment adviser (the “Advisor”), which selects the individual companies that are part of the Fund’s portfolio, is the most knowledgeable and best suited to make decisions about proxy votes.  Therefore, the Trust defers to and relies on the Advisor to make decisions on casting proxy votes.

In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Advisor or an affiliated person of the Advisor.  In such a case, the Advisor is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Audit Committee of the Board of Trustees to enable the Committee to make a voting decision.  When the Audit Committee is required to make a proxy voting decision, only the Committee members without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

A copy of these Proxy Voting Policies and Procedures are available, without charge, upon request, by calling the Trust’s toll-free telephone number at (866) 420-3350, and will be made available on the Commission’s website at http://www.sec.gov.  The Trust will send a copy of the Trust’s Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

AlphaMark Advisors, LLC

Proxy Voting Policies and Procedures

If directed in writing by the client, AlphaMark Advisors, LLC (the “Advisor”) will be responsible for voting proxies for accounts in Advisor’s Investment Advisory programs.  The Advisor intends to exercise a voice on behalf of clients in matters of corporate governance through the proxy process.  The Advisor takes its fiduciary responsibilities very seriously and believes the right to vote a proxy is a significant asset of shareholders and clients.  The Advisor exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of clients’ investments.

The Advisor has delegated the responsibility of overseeing the proxy voting process to a Proxy Voting Coordinator (the “Coordinator”). The Advisor’s proxy voting policies and procedures are outlined below.

General Policy for Voting Proxies

The Advisor will vote proxies solely in the interests of its clients, and, unless otherwise directed in writing, will vote consistently across the client base.  The Advisor shall accept, but not solicit, client directions regarding proxy proposals.  Any client directions shall be memorialized in accordance with procedures set forth in this document.

The Advisor shall not vote proxies for privately held securities, nor shall extraordinary measures, such as, but not limited to travel, be taken to submit a proxy vote.  The Advisor will generally not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client.

From time to time, the Advisor may abstain from voting proxies for securities that have not been selected through the advisory process but are held in a client account per the client’s direction.

Since the quality and depth of management is a primary factor considered when investing in a company, the Advisor gives substantial weight to the recommendation of management on any issue.  However, the Advisor will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of clients.  Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Proxy Voting Process

The Coordinator will oversee the organization and voting of all proxies. The Coordinator will maintain records regarding the voting of proxies.

The Proxy Screening Process

At the direction of the Advisor, the Coordinator will screen all proxy material subject to a vote in accordance with the Advisor’s policies and procedures.

The Coordinator will have the following responsibilities:

1.	Review all proxy material received,
2.	Determine eligibility,
3.	Identify proxies containing common, routine proposals,
4.	Solicit information about potential conflict of interest,
5.	Notify the Chief Investment Officer when an upcoming vote is subject to a conflict of interest,
6.	Maintain records of any client directed proxy votes,
7.	Cast proxy votes in accordance with the established guidelines of the Advisor, and
8.	Maintain records for both proxy votes and any client requests for voting information.

The Coordinator shall make reasonable efforts to obtain proxy materials and to vote in a timely fashion.

Conflicts of Interest

The Advisor recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Conflicts of interest may be the result of personal or business relationships, or due to circumstances that may arise during the conduct of the Advisor’s business.   Such circumstances may include, but are not limited to, situations where the Advisor or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Advisor shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Advisor with respect to voting proxies on behalf of clients and to bring such information to the attention of the Coordinator.

Coordinator will make a reasonable effort to be aware of the potential for conflicts of interest on the part of the Advisor with respect to voting proxies on behalf of clients.  The Coordinator shall bring any known conflict of interest to the attention of the Chief Investment Officer.

The Advisor believes that certain proxies pertaining to a mutual fund are a potential conflict.  For example, the Advisor may have a conflict of interest when the Advisor is solicited to vote client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of revenue for the Advisor.

The Coordinator may vote proxies relating to issuers where a potential conflict of interest is identified, if the Coordinator, in consultation with the Compliance Department, has determined that the conflict of interest is not material.  A conflict of interest will be considered material if it is determined that such conflict has the potential to influence the Advisor’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular

facts and circumstances.   In the event that a material conflict arises, the matter will be submitted to the client, and the proxy will be voted pursuant to the direction of the client.  The Coordinator shall memorialize all materiality decisions.

Appointment of Coordinator

In general, the Coordinator is appointed by the Advisor’s Chief Investment Officer.

Common Proposals

The Advisor recognizes that there are common proposals that routinely appear on proxies. Listed below are examples of voting decisions for the types of proposals that are most frequently presented:

Election of the Board of Directors

The Advisor believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The Advisor generally supports the election of directors that result in a board made up of a majority of independent directors.

The Advisor generally does not support the election of non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

The Advisor will hold directors accountable for the actions of the committees on which they serve.  For example, the Advisor generally does not support nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

The Advisor generally supports shareholder efforts to declassify existing boards, and will generally block efforts by companies to adopt classified board structures.

Approval of Independent Auditors

The Advisor believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

The Advisor does not support proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

The Advisor will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether the Advisor believes independence has been compromised.

Equity-based Compensation Plans

The Advisor believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the Advisor is opposed to plans that substantially dilute its clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Advisor generally does not support plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

The Advisor generally does not support plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on our clients, the Advisor considers other factors such as the nature of the industry and size of the company.

The Advisor generally opposes plans that have any of the following structural features:

•	Ability to re-price underwater options
•	Ability to issue options with an exercise price below the stock’s current market price.
•	Ability to issue reload options.
•	Automatic share replenishment (“evergreen”) feature.

The Advisor generally supports measures intended to increase long-term stock ownership by executives.  These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).
•	Requiring stock acquired through option exercise to be held for a certain period of time.
•	Using restricted stock grants instead of options.

To this end, the Advisor supports expensing the fair market value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

The Advisor generally supports the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights

The Advisor believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote.

The Advisor generally supports proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals.

The Advisor supports proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

The Advisor generally opposes proposals for a separate class of stock with disparate voting rights.

The Advisor generally supports proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote.  In evaluating these plans, the Advisor is more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Corporate and Social Policy Issues

The Advisor believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Advisor generally opposes these types of proposals, although the Advisor may make exceptions in certain instances where it believes a proposal has substantial economic implications.  The Advisor recognizes it may not be able to reflect accurately the stance of the Advisor’s broad client base, and, therefore reserves the right to issue an abstention from vote regarding this type of proposal.

Adopted September 2, 2008